UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 27, 2004
                           ---------------------------
                                (Date of Report)


                           ELITE PHARMACEUTICALS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                       333-45241                22-3542636
      ------------                   -------------            --------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)           Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
             ------------------------------------------------------
                    (Address of principal executive offices)



                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

         Registrant issued on January 27, 2004 a press release announcing that it has filed a US patent application on an opioid abuse resistance technology to be used with narcotic analgesics.

         A copy of Registrant's press release is attached as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         a)       Not applicable.

         b)       Not applicable.

         c)       Exhibits

                  99.1.    Press Release, dated January 27, 2004




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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:   January 27, 2004


                                       ELITE PHARMACEUTICALS, INC.


                                       By: /s/ BERNARD BERK
                                           -------------------------------------
                                           Name:  Bernard Berk
                                           Title: Chief Executive Officer



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